UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

The Greenbrier Companies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! THE GREENBRIER COMPANIES, INC. 2023 Annual Meeting Vote by January 05, 2023 11:59 PM ET THE GREENBRIER COMPANIES, INC. ONE CENTERPOINTE DRIVE, STE 200 LAKE OSWEGO, OR 97035 You invested in THE GREENBRIER COMPANIES, INC. and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on January 06, 2023. Get informed before you vote View the Notice & Proxy Statement, Annual Report/10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to December 23, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit WWW.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the meeting* January 06, 2023 2:00 PM PST Virtually at: www.virtualshareholdermeeting.com/GBX2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors: Nominees: 1a.Wanda F. Felton 1b. Graeme A. Jack 1c. David L. Starling 1d. Lorie L. Tekorius 1e. Wendy L. Teramoto 2.Advisory approval of the compensation of the Company's named executive officers. 3. Ratification of the appointment of KPMG LLP as the Company's independent auditors for 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends Prefer to receive an email instead? While voting on www.Proxyvote.com, be sure to click "Sign up for E-delivery". FOR FOR FOR FOR FOR